Subsequent Events	12 Months Ended
Jun. 30, 2020
Events After Reporting Period [Abstract]
Subsequent Events
Subsequent Events
On August 17, 2020, Endava completed the acquisition of CDS by acquiring the total issued share capital of Comtrade CDS, digitalne storitve, d.o.o., a company registered in Slovenia, (“CDS Slovenia”) and Comtrade Digital Services d.o.o., a company registered in Serbia, (“CDS Serbia”). CDS Slovenia and CDS Serbia together own and operate (either directly or through subsidiaries) all of the trade and assets that comprise CDS. CDS was formerly a division of Comtrade Group B.V. (“Comtrade”). CDS is headquartered in Dublin, Ireland, has delivery centers across the Adriatic, and provides strategic software engineering services and solutions to clients in Europe and in the United States.
The acquisition was made pursuant to the terms of a share purchase agreement between Endava (UK) Limited, Comtrade Group B.V. and Comtrade Solutions Management Holdinška Družba d.o.o., dated August 17, 2020.
The total consideration was €60 million payable in cash, which amount remains subject to post-closing adjustments based on the cash, debt and working capital of CDS as of the closing date. 10% of the purchase price will be held back for 24 months and be available to satisfy any warranty or indemnity claims. Pursuant to the terms of a transitional services agreement, Comtrade will continue to provide certain services to Endava with respect to CDS for a period of time following completion of the acquisition.